TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus dated May 1, 2017, as supplemented and the

Currently Effective Statement of Additional Information, dated May 1, 2017, as supplemented

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Transamerica BlackRock Global Allocation VP

Effective August 1, 2017, the following will replace the corresponding information in the Prospectus and Summary Prospectus for Transamerica BlackRock Global Allocation VP under the section entitled “Management”. Transamerica Asset Management, Inc. continues to serve as the portfolio’s investment manager:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: BlackRock Investment Management, LLC
Portfolio Managers:
Dan Chamby, CFA	Portfolio Manager	since 2009
Russ Koesterich, CFA	Portfolio Manager	since 2017
David Clayton, CFA	Portfolio Manager	since 2017
Kent Hogshire, CFA	Portfolio Manager	since 2017

Effective August 1, 2017, the following will replace the information in the Prospectus for Transamerica BlackRock Global Allocation VP under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Transamerica BlackRock Global Allocation VP

Name	Sub-Adviser	Positions Over Past Five Years
Dan Chamby, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Investment Management, LLC since 2003; Research Analyst (1993-2003)

Russ Koesterich, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Head of Asset Allocation of the portfolio (2016), Global Chief Investment Strategist with BlackRock Investment Management, LLC (2012-2016); Chief Investment Strategist with BlackRock Investment Management, LLC (2010-2012)

David Clayton, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Senior Investor with BlackRock Investment Management, LLC (2010-2016)

Kent Hogshire, CFA	BlackRock Investment Management, LLC	Managing Director; Member of the Global Allocation Team within BlackRock’s Multi-Asset Strategies Group; Portfolio Manager of the portfolio since 2017; Senior Investor with BlackRock Investment Management, LLC (2005-2016); Research Analyst (2000 - 2005)

Effective August 1, 2017, the following will replace the applicable information in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”)”:

Transamerica BlackRock Global Allocation VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dan Chamby*	6	$45.78 billion	4	$21.21 billion	0	$0
Russ Koesterich*	0	$0	0	$0	0	$0
David Clayton*	0	$0	0	$0	0	$0
Kent Hogshire*	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Dan Chamby*	0	$0	1	$751.3 million	0	$0
Russ Koesterich*	0	$0	0	$0	0	$0
David Clayton*	0	$0	0	$0	0	$0
Kent Hogshire*	0	$0	0	$0	0	$0

*	As of December 31, 2016.

Effective August 1, 2017, the following subsections will replace the corresponding subsections applicable to Transamerica BlackRock Global Allocation VP portfolio managers in the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers – BlackRock Investment Management, LLC (“BlackRock”) – Portfolio Manager Compensation Overview”:

Discretionary Incentive Compensation for Messrs. Chamby, Clayton, Hogshire, and Koestrich:

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World (Ex. US) Index, BofA Merrill Lynch Current 5-Year US Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Chamby, Clayton, Hogshire, and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Hogshire, and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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Investors Should Retain this Supplement for Future Reference

June 16, 2017